UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: September 19, 2007

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

At the 2007 Annual Meeting of Stockholders held on September 19, 2007, Monogram’s stockholders approved each of the four matters, as proposed in the proxy materials filed with the Securities and Exchange Commission on August 15, 2007 and September 10, 2007, as follows:

William Jenkins, M.D., John D. Mendlein, J.D., Ph.D. and William D. Young were elected as the Class I directors of the Company to serve until the 2010 Annual Meeting of Stockholders as follows:

	For	Withheld
William Jenkins, M.D.	107,893,835	2,947,473
John D. Mendlein, J.D., Ph.D.	108,000,802	2,840,506
William D. Young	109,372,662	1,468,646

Proposal 2, the series of alternative amendments to Monogram’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Board of Directors, a reverse stock split of the common stock whereby each outstanding 3, 4, 5, or 6 shares would be combined, converted and changed into one share of common stock, and a reduction in the authorized number of shares of Monogram’s common stock from 200,000,000 to 170,000,000, 127,000,000, 102,000,000 or 84,000,000, respectively, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by the Board of Directors prior to Monogram’s 2008 Annual Meeting of Stockholders, was approved as follows:

For	Against	Abstain	Broker Non-Votes
70,006,717	3,659,465	241,687	36,933,441

The approval of Proposal 2 gives Monogram’s Board of Directors the discretion to implement any of the approved stock splits or to not implement any stock split, if such decision by the Board is made prior to the 2008 Annual Meeting of Stockholders. While Monogram’s stockholders approved all stock split ratios as proposed at the Annual Meeting, Monogram’s Board of Directors is not immediately implementing any of the stock split ratios.

Further information regarding the stock split proposal may be found in Monogram’s definitive proxy materials filed with the SEC on August 15, 2007 and September 10, 2007.

Proposal 3, the amendment to Monogram’s 2004 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,000,000 shares and, if Monogram effects a reverse stock split, then by an additional 8,000,000 shares, for an aggregate increase of 13,000,000 shares (all such numbers being stated on a pre-reverse split basis) was approved as follows:

For	Against	Abstain	Broker Non-Votes
56,277,079	15,699,877	1,930,913	36,933,441

Proposal 4, the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for the 2007 fiscal year, was approved as follows:

For	Against	Abstain	Broker Non-Votes
109,154,262	1,537,374	149,673	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc. (Registrant)

	By:	/s/ Alfred G. Merriweather
Date: September 20, 2007		Alfred G. Merriweather
Senior Vice President and Chief Financial Officer